Exhibit 99.1

CROWN HOLDINGS, INC.

Lehman Brothers 2003 High Yield Bond and Syndicated Loan Conference

March 19, 2003

Forward Looking Statements

Except for historical information, all other information in this presentation consists of forward-looking statements within the meaning of the federal securities laws. These forward-looking statements involve a number of risks, uncertainties and other factors, which may cause the actual results to be materially different from those expressed or implied in the forward-looking statements. Important factors that could cause the statements made in this presentation or the actual results of operations or financial condition of the Company to differ are discussed under the caption "Forward-Looking Statements" in the Company's Form 10-K Annual Report for the year ended December 31, 2001 and in subsequent filings. The Company does not intend to review or revise any particular forward-looking statement in light of future events.

Balanced Business

2002 PF Revenue
Total: $6,118 MM

GEOGRAPHIC



Asia
5%
Americas
45%
Europe
50%

PRODUCT LINE



Specialty Metal Packaging
5%
Aerosol Cans
7%
Beverage Cans
38%
Plastic Closures
8%
Food Cans
32%
Other
6%
Metal Vacuum Closures
4%

Leading Market Shares


Food Cans (EUR)
Beverage Cans (NA)
Beverage Cans (EUR)
Food Cans (NA)
Plastic Closures (EUR)
Aerosol Cans (NA)
Aerosol Cans (EUR)
Plastic Closures (NA)
44%
19%
20%
18%
27%
40%
35%
20%
0%
10%
20%
30%
40%
50%

Revenue	Market Position
$1,250	#1
1,250	#3
625	#3
600	#3
325	#1
200	#2
175	#1
120	#2

Leading Positions in Europe and North America

Note: Plastic Closures include market for specialty plastic and plastic beverage closures.

Americas Overview



Metal Vacuum Closures 4%
Other 6%
Plastic Closures 5%
Beverage Cans 53%
Aerosol Cans 8%
Food Cans 24%

European Overview



Specialty Metal Packaging 10%
Other 7%
Beverage Cans 21%
Metal Vacuum Closures 5%
Plastic Closures 11%
Aerosol Cans 6%
Food Cans 40%

Asia Overview


Plastic Closures 7%
Metal Closures 4%
Other 1%
Food Cans 18%
Beverage Cans 70%

Focused Capital Expenditures and Enhanced Working Capital Management

(US$ in millions)

Capital Expenditures and Repairs & Maintenance



$750
$500
$250
$0
$280
$52
$311
$262
$48
$310
$168
$51
$308
$115
$53
$290
1999
2000
2001
2002
Number of plants
227
223
208
191
Repairs & Maintenance
Research & Development
Capital Expenditures

Working Capital Management



$300
$200
$100
$0
-$100
-$200
($3)
1999
2000
($191)
$345
2001PF
$139
2002PF
(Inc)/Dec in Net Trade Working Capital

- Capital Spending down
- Repairs & maintenance and R&D spending stable